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                                SECURITIES AND
                              EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 9, 1997
                                                   -----------------

          Chevy Chase Bank, F.S.B. (as Seller pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 providing for the issuance of Chevy Chase Auto Receivables Trust 1998-2
                     Auto Receivables Backed Certificates)
            ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)

United States                       333-21707                  52-0897004
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(State or other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)

8401 Connecticut Avenue, Chevy Chase, Maryland                    20815
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including Area Code:    (301) 986-7000
                                                    ------------------

                                Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events
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     In connection with the offering and sale of 5.91% Auto Receivables Backed
Certificates, of which Chevy Chase Auto Receivables Trust, 1998-2 is the issuer as described in a Prospectus Supplement dated as of June 15, 1998 to the Prospectus dated September 17, 1997, a pooling and serving agreement was entered into as of June 1, 1998 among Chevy Chase Bank, F.S.B. as seller and servicer (the "Seller") and U.S. Bank National Association, as trustee; an underwriting agreement was entered into on June 15, 1998 among the Seller and J.P. Morgan Securities Inc., as representative of the underwriters (the "Underwriter"); and an indemnification agreement was entered into as of December 11, 1997 among the Seller, the Underwriter and the certificate insurer.

          Use of Proceeds
          ---------------

     On June 15, 1998, Chevy Chase Auto Receivables Trust 1998-2 (the "Issuer") commenced an offering of 5.91% Auto Receivables Backed Certificates (the "Securities") issued pursuant to a Pooling and Servicing Agreement dated as of June 1, 1998 by and among Chevy Chase Bank, F.S.B., as Seller and Servicer (the "Bank") and U.S. Bank National Association, as Trustee. The offering is described in the Prospectus Supplement dated June 15, 1998 to the Prospectus dated September 17, 1997, and the offering was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission on February 12, 1997 which became effective on March 11, 1997 and was assigned file number 333-21707.

     The offering terminated on June 19, 1998 after the sale of all Securities registered. The managing underwriters of the offering were J.P. Morgan Securities Inc. and Salomon Brothers Inc. A total of $153,615,935.94 of Securities were registered, with an aggregate price to the public of $153,522,486.76 plus accrued interest thereon at the rate of 5.91% per annum from June 15, 1998. All of the Securities registered were sold, for an aggregate offering price to the public of $153,522,486.76 plus accrued interest thereon at the rate of 5.91% per annum from June 15, 1998.

     In connection with issuance and distribution of the Securities, from the date the offering commenced through the date the offering terminated, the Bank paid underwriting commissions and discounts of $384,039.84, and incurred other expenses, including legal fees and costs and expenses paid to or for the underwriters, reasonably estimated to be $375,000. All such other expenses were paid by direct or indirect payments to persons other than (i) directors, officers or general partners of the Issuer or the Bank or their associates, (ii) persons owning ten percent or more of any class of equity securities of the Issuer or the Bank and (iii) affiliates of the Issuer or the Bank. The total amount of expenses paid by the Bank is estimated to be $759,039.84. After deducting the total expenses described above, the net offering proceeds to the Bank are estimated to be $152,763,446.92 plus accrued interest on the total amount of the Securities (as set forth above) at the rate of 5.91% per annum from June 15, 1998.

     Of the net offering proceeds received by the Bank, an amount equal to $105,182,321.51 was used by the Bank to purchase certain receivables from Consumer Finance Corporation, its wholly-owned subsidiary; $18,049,872.47 was used to fund a reserve account and $168,715.60 was used to fund a yield maintenance account; the remainder of such net proceeds were used by the Bank for general corporate purposes.
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits;

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          (1)  Underwriting Agreement

               1.2 Underwriting Agreement (Trust 1998-2)

          (4) Instruments defining the rights of security holders, including indentures

               4.2  Pooling and Servicing Agreement (Trust 1998-2)

          (10) Material Contracts

               10.2  Indemnification Agreement (Trust 1998-2)
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHEVY CHASE BANK, F.S.B.

Date:  June 19, 1998                     By:  /s/ Mark A. Holles
                                             ---------------------
                                                Mark A. Holles,
                                                Vice President
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Exhibit Index
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Exhibit
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1.2   Underwriting Agreement
4.2   Pooling and Servicing Agreement
10.2  Indemnification Agreement